                                                                    EXHIBIT 10.7

                              EXCHANGE AGREEMENT


                                   INVOLVING


                    SOUTHERN COMMUNICATIONS SERVICES, INC.


                                  AS "SELLER"


                                      AND


                             PINNACLE TOWERS INC.


                                AS "PURCHASER"




                           DATED:  JANUARY __, 1998

                               TABLE OF CONTENTS

                                                                            Page
1. Purchase and Sale.........................................................  1
   -----------------
2. Earnest Money.............................................................  2
   -------------
3. Exchange Consideration....................................................  2
   ----------------------
4. Title to Property.........................................................  5
   -----------------
5. Inspection................................................................  7
   ----------
6. Protest as to or Election not to Purchase or Sell Sites...................  8
   -------------------------------------------------------
7. Covenants of Seller.......................................................  9
   -------------------
8. Leases on Sites...........................................................  9
   ---------------
9. Closing; Closing Date; Documents..........................................  9
   --------------------------------
10. Closing Expenses; Prorations............................................. 10
    ----------------------------
11. Destruction.............................................................. 11
    -----------
12. Defaults................................................................. 11
    --------
13. Files and Records........................................................ 12
    -----------------
14. Option to Construct Additional Towers.................................... 13
    -------------------------------------
15. Publicity................................................................ 13
    ---------
16. Brokers and Agents; Indemnity............................................ 13
    -----------------------------
17. Notice................................................................... 13
    ------
18. Assignment............................................................... 14
    ----------
19. Time of Essence.......................................................... 15
    ---------------
20. Successors and Assigns................................................... 15
    ----------------------
21. Multiple Counterparts.................................................... 15
    ---------------------
22. Governing Law............................................................ 15
    -------------
23. Survival................................................................. 15
    --------
24. Sole and Entire Agreement................................................ 15
    -------------------------
25. Prohibition Against Recording............................................ 15
    -----------------------------
26. Board Approval by Seller................................................. 15
    ------------------------
27. Authority of Parties..................................................... 16
    --------------------
28. Cross-Default............................................................ 16
    -------------
29. Offer to Seller.......................................................... 16
    ---------------

Exhibit "A"    -    Owned Sites
Exhibit "B"    -    Leasehold Sites
Exhibit "C"    -    General Exceptions to Title
Exhibit "D"    -    Specific Disclosures as to Sites
Exhibit "E"    -    Site Values
Exhibit "F-1"  -    Form of Lease
Exhibit "F-2"  -    Form of Lease - OPCO
Exhibit "G"    -    Option Agreement Form
Exhibit "H"    -    List of Sites Without Current Legal Descriptions
Exhibit "I-1"  -    Form of Operating Company Ground Lease

Exhibit "I-2"  -    Form of Operating Company Ground Lease - Restricted Access
Exhibit "J"    -    OPCO Sites
Exhibit "K"    -    Exchange Property

                              EXCHANGE AGREEMENT
                              ------------------

     THIS EXCHANGE AGREEMENT (the "Agreement"), is made and entered into this ___ day of January, 1998, by and among SOUTHERN COMMUNICATIONS SERVICES, INC. ("Seller") and PINNACLE TOWERS INC. ("Purchaser"), a corporation of the State of Delaware.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Seller is the owner of, has a leasehold interest in or otherwise has certain rights or interests in or with respect to certain communications tower sites identified on the attached Exhibits "A" and "B", including all fee,
                                       ------------      -
ground leasehold interests and easements pertaining to such tower sites (individually sometimes herein referred to as a "Site", or collectively as the "Sites"), in the states of Georgia, Alabama, Florida and Mississippi, which Sites may include, by way of illustration but not limitation, land, communications towers identified on the attached Exhibits "A" and "B"
                                                 ------------     ---
(individually a "Tower" or collectively the "Towers") and various other improvements serving or used in connection with the operation of the towers (collectively, including without limitation the "Towers", the "Assets"), and as further described, limited and defined herein.

     WHEREAS, Seller desires to exchange its right, title and interest in and to said Assets and Sites and certain other property described herein to Purchaser, and Purchaser desires to purchase the same from Seller, all subject to and upon the terms and conditions set forth herein, subject to and limited by certain rights which Seller intends to retain with respect to such Sites and Assets, as further described herein.

     WHEREAS, Seller's "Southern LINC" wireless communication source is critical to the needs of affiliated electric utility users, as well as commercial customers that include state, county and municipal government users and emergency services users, and Seller itself is and shall be an anchor tenant on the Assets.

     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by Seller and Purchaser, Seller and Purchaser hereby covenant and agree as follows:

     1.  Purchase and Sale.  (a)  Seller hereby agrees to convey to Purchaser,
         -----------------
and Purchaser hereby agrees to acquire from Seller, subject to and upon the terms and conditions contained herein, any and all of Seller's right, title and interest in and to the Assets and Sites, consisting of twenty-eight (28) such Sites, except as limited herein. If any Asset or Site to which title or interest is to be conveyed hereunder is currently owned by an affiliate of Seller, Seller shall acquire the same prior to the "Closing" (as that term is herein defined). The Assets include, as to the Sites listed on Exhibit "A",
                                                                -----------
attached hereto and by this reference incorporated herein, a fee ownership in the real property associated with such Sites, currently consisting of no such Sites, and as to the Sites listed on Exhibit "B", attached hereto and by this
                                     -----------
reference incorporated
herein, an assignment of the leasehold interest in and to the Site, consisting of twenty-eight (28) such Sites. In addition to such interest in real property or leasehold interest, the Assets also include the tower structures, associated tower lighting equipment, grounding systems and physical improvements on each Site, along with any tenant leases, easement rights necessary for access to the tower and for location of the tower and guy wires associated therewith, security deposits (if any) and the files and records described in Paragraph 13(a)(i) through (iv) herein from tenants, and transferable permits associated with the tower, (if any), but specifically do not include, and Seller shall keep and maintain its interest, rights and title to, any communications antennae, wiring, devices or other communications equipment, or any buildings or other structures housing such equipment, as more fully described in the exhibits to the Leases, with respect to such Sites and Assets.

          (b) Seller shall reserve as a part of any such conveyance of Sites in the conveyance documents described in Paragraph 9 herein, an irrevocable, non-exclusive, perpetual easement for access to such Assets and Sites, for the purpose of maintaining the Assets and Sites, as contemplated in the "Lease" (as that term is herein defined), and for the purpose of maintaining certain other improvements which may serve, or be a part of improvements other than the Assets, so long as such easement is specifically located in a manner that does not interfere with Purchaser's or tenants use of the Assets and Sites.

          (c) As to the Sites to which Seller has or will have, and will be conveying to Purchaser at Closing, an assignment of a leasehold interest, and the lessor thereunder is an affiliate of Seller which is a utility operating company (an "OPCO"), such leases shall either be in the form attached hereto as Exhibit "I-1" or Exhibit "I-2", each of which is by this reference incorporated
-------------    -------------
herein.  The lease as shown in Exhibit "I-2" shall be used for those Sites where
                               -------------
access shall be restricted. If the OPCO in question does not enter into a lease with Seller on such form, then at Purchaser's option and as Purchaser's sole remedy therefor, such election of Purchaser to be evidenced by notice to Seller, the Site in question shall not be conveyed to Purchaser, and the "Exchange Consideration" (as herein defined) shall be adjusted as contemplated in Paragraph 6 herein.

     2.   Earnest Money.  Contemporaneously with the execution of this Agreement
          -------------
by Purchaser, Purchaser shall deliver to Seller by wire transfer to the same account One Million and No/100 Dollars ($1,000,000.00) (the "Earnest Money"). The Earnest Money shall be applied to and credited against the "Exchange Consideration" at the "Closing" (as those terms are hereinafter defined), or otherwise disbursed as provided in this Agreement, but shall only be refunded to Purchaser as set forth in Paragraphs 12 and 26 herein. Seller shall be under no obligation to segregate the Earnest Money from any other accounts or funds of Seller and interest earned on said Earnest Money, if any, shall belong to Seller.

     3.   Exchange Consideration.  (a) The exchange consideration (the "Exchange
          ----------------------
Consideration") to be paid by Purchaser to Seller for the conveyance of the Assets and Sites shall be certain equipment as herein described with a value of Eleven Million One Hundred Thirty Six Thousand Six Hundred Seventeen and No/100 Dollars ($11,136,617.00) at Closing, as such amount may be reduced as set forth in Paragraph 6 herein.

          (b) Seller desires, and Purchaser is willing, to effectuate the conveyance of the Assets and Sites by means of an exchange of "like-kind" property ("Exchange") which will qualify as such under Section 1031 of the Internal Revenue Code of 1986, as amended (the "IRC") and the regulations promulgated thereunder. Purchaser shall acquire like-kind property designated by Seller ("Exchange Property"), and to cause an Exchange of the Exchange Property as provided in this Section.

          (c) For purposes of the like-kind exchange provided for herein, Seller designates the Exchange Property as shown on Exhibit "K", attached hereto
                                                    ------------
and by this reference incorporated herein.

          (d) At the Closing Seller shall convey the Assets and Sites to Purchaser, and Purchaser shall acquire the Exchange Property but Purchaser shall have no obligation to acquire the Exchange Property to the extent Purchaser is not obligated to acquire the Assets under this Agreement. If the cost of the Exchange Property exceeds the Exchange Consideration as prorated and adjusted in accordance with the terms of this Agreement, Seller shall pay the amount of such excess to Purchaser at the Closing. If Purchaser's credit for all Exchange Property is less than the Exchange Consideration as prorated and adjusted in accordance with the terms hereof, Purchaser shall pay the amount of such deficiency to Seller at the Closing as set forth in this Agreement. Said amount shall be paid in cash, or by wire transfer, to an account designated by Seller for that purpose. Alternatively, at the option of Seller, said deficiency shall be paid as set forth in subparagraph (f) below.

          (e) Purchaser shall cause the conveyance of the Exchange Property to Seller by bill of sale at the Closing, without representation or warranty or any kind, on an "as is - where is" basis, but Purchaser shall assign any warranties it receives on the Exchange Property, without recourse.

          (f) If Seller fails to designate any of the Exchange Property by the date of the Closing, Purchaser shall be obligated to pay the Exchange Consideration set forth in this Agreement on the date of Closing and Seller shall instruct Purchaser on said date to make payable all or any portion of the net cash proceeds of the Exchange Consideration in excess of any credit for any Exchange Property acquired by Purchaser and conveyed to Seller (such funds being hereinafter called the "Escrow Fund") to an escrow agent acceptable to Seller and Purchaser (the "Escrow Agent") but Purchaser shall have no such obligation to the extent Purchaser is not obligated to acquire the Assets under this Agreement. The Assets will be conveyed by Seller to Purchaser immediately upon Purchaser's payment of such amount. The Escrow Fund shall be deposited into an interest bearing escrow account designated for that purpose. All interest on the Escrow Fund so deposited shall accrue to the benefit of Seller except that all such accrued interest shall be paid to Purchaser upon Seller's default under Paragraph 12. The Escrow Fund shall be held by Escrow Agent. Seller shall, within forty-five (45) days after the date of the Closing, identify Exchange Property to be acquired by Purchaser and give notice thereof to Purchaser, and all such notices shall be deemed to be a part of this Agreement for all purposes. Upon identification of any Exchange Property by Seller, Purchaser shall use commercially reasonable efforts to enter into a contract or option to purchase such parcel or parcels of Exchange Property on terms acceptable to Seller and Purchaser and approved in writing by Seller and Purchaser prior to execution of any such contract or option by Purchaser and thereafter to acquire such parcel or parcels of Exchange Property in accordance with the provisions of this Paragraph. Purchaser shall not execute a contract to acquire any Exchange Property until Seller has approved the same. The Escrow Fund shall be disbursed and used to acquire any Exchange Property so identified by Seller, and Seller shall pay the cost of the acquisition of any Exchange Property in excess of the amount of the Escrow Fund. Purchaser shall cause the conveyance of the Exchange Property to Seller simultaneously with Purchaser's acquisition thereof, in accordance with the provisions of this Paragraph. Purchaser's obligation to acquire Exchange Property hereunder shall expire on the earlier of (i) any default by Seller under this Agreement, (ii) that date which is one hundred eighty (180) days after the date of the Closing, or (iii) the time for filing of Seller's federal income tax return(s) for the tax year ending December 31, 1998, and any lawful extension thereof (the "Exchange Deadline"), upon which date the undisbursed balance of the Escrow Fund shall be promptly paid to Seller. Purchaser and Seller shall diligently act to cause any Exchange to close and/or escrow funds to be disbursed prior to the expiration of the Exchange Deadline and agree to cooperate fully with each other in that regard.

          (g) On receipt of instructions from Purchaser, which have been approved by Seller, at any time before the Exchange Deadline, the Escrow Agent shall apply all or any portion of the funds in the Escrow Fund toward the purchase by Purchaser of Exchange Property. Such disbursements may be made in one or more payments and to such persons, business entities, title companies, or otherwise, and as earnest money deposits or cash due at closing or otherwise, as Purchaser, with Seller's approval, may instruct. In no event shall Seller have use or control of the funds deposited in the Escrow Fund pursuant to the provisions hereof prior to the termination of the Escrow Fund except as elsewhere expressly provided in this Agreement.

          (h) Purchaser shall not be responsible for enforcing any contract or option to purchase any Exchange Property, but Purchaser shall cooperate with Seller in bringing any such action and shall permit Seller to use Purchaser's name in connection therewith, as Seller may reasonably request and at Seller's sole cost and expense. Purchaser shall not be obligated to expend any sum of money in connection with the acquisition of any Exchange Property prior to the date of Closing. All contracts for the acquisition of Exchange Property shall provide that the earnest money deposit thereunder will constitute the liquidated damages and the exclusive remedy of the seller thereunder in the event of a default by Purchaser thereunder. If the seller under any contract for the acquisition of Exchange Property fails or refuses to perform according to the terms thereof, Purchaser shall notify Seller of such failure and, at Seller's sole option, Purchaser shall assign such agreement to Seller, without any further obligation or liability in connection therewith. All such contracts and options for the acquisition of Exchange Property shall contain a provision permitting Purchaser to freely assign such contracts and options at any time to Seller.

          (i) If the language of any clause in this Paragraph is deemed to negate a like-kind transfer, neither party will assert a position other than that such language should be interpreted and applied in order to comply with the requirements of the IRC, the regulations promulgated thereunder, and the case law interpreting same.

          (j) Purchaser makes no warranty or representation of any kind whatsoever that any exchange of property contemplated hereunder will in fact and law qualify as a like-kind exchange under the IRC. Neither party will assert the position, however, that failure of any exchange to so qualify will affect the validity or enforceability of this Agreement for the conveyance of the Assets by Seller to Purchaser as provided for herein. Seller indemnifies and holds harmless Purchaser from and against all loss, cost, expense and damages suffered or incurred by Purchaser at any time by virtue of or arising in connection with the Seller's use of this Exchange to convey the Assets.

     4.   Title to Property.  (a) Purchaser shall have forty (40) days after the
          -----------------
date hereof, as to all of the Sites except those Sites identified on Exhibit
                                                                     -------
"H", by this reference incorporated herein (the "Open Legal Sites"), and with
---
respect to each Open Legal Site Purchaser shall have forty (40) days after Seller delivers to Purchaser a legally sufficient legal description to Purchaser on those Open Legal Sites, to (i) examine Seller's title to the Sites and Seller's files related to such Sites and Assets, as such files are described in Paragraph 13 herein, to determine whether such title is "marketable title", as that term is herein defined; and (ii) notify Seller of any objections or defects (collectively, "Defects") to the title thereto which are disclosed by such examination, other than those matters set forth in Exhibit "C" attached hereto
                                                   -----------
and made a part hereof and the item described in Paragraph 4(d) herein, all or any of which may encumber or affect a particular Site (the "Permitted Exceptions"), and which are hereby approved by Purchaser; provided, however, that to the extent any such Defect does not make the title to the Site in question not "marketable title" (as defined in Paragraph 4(c)) and does not currently and may not in the future (as determined by Purchaser in Purchaser's commercially reasonable judgment) materially and adversely affect Purchaser's ability to use the Asset and Site in question for the purposes of facilitating or enhancing wireless communications, or for the purposes the Site and Asset are currently being used for, and does not prevent Purchaser from obtaining title insurance for such Site, then such shall not be a Defect which will permit Purchaser, if such Defect is not cured or otherwise removed, to elect not to purchase the Site and Asset in question. Seller will undertake to provide copies of the legal descriptions for the Sites that are not Open Legal Sites no later than January 12, 1998, and if Seller does not do so for any Site, such Site shall be an Open Legal Site. If Purchaser's survey of any Site reveals the need for a guy or access easement, or that the Tower pertaining to such Site is not located within the boundaries of the legal description for such Site, such Site will also constitute an Open Legal Site. Purchaser acknowledges that the title or interest in the Site or Sites, and related Assets, may currently be held by a subsidiary or affiliate of Seller, but that title to such Site or Sites and related Assets may, at Seller's election, either be (i) conveyed directly to Purchaser by such affiliate or subsidiary, or (ii) conveyed to Seller at or prior to the Closing, so that such Site or Sites can in turn be conveyed to Purchaser. The fact that title to or a leasehold interest in a Site is not currently held by Seller is not and shall not be a Defect, as long as title or leasehold interest, as applicable, in such Site is held by Seller or otherwise is conveyed to Purchaser on or before the Closing. Seller agrees, in good faith, within ten (10) days after Purchaser's notice to Seller of such Defects, to attempt to cure such Defects or otherwise provide marketable title to a particular Site or Sites as identified by Purchaser, on or before the "Closing Date" (as hereinafter defined), and to pay off or otherwise remove any lien encumbering a Site which secures a monetary obligation of and incurred by Seller or any affiliate of Seller. Seller also agrees to undertake to procure from all ground lessors of Sites under ground lease that are not affiliates of Seller consent and estoppel certificates and fee mortgagee nondisturbance agreements in form and substance reasonably satisfactory to Purchaser ("Ground Lessor Documents"), but failure to obtain such Ground Lessor Documents (other than a consent to an assignment, where such consent is required to effectuate such conveyance) shall not permit Purchaser to elect not to purchase such Site.

     (b) If Seller fails or refuses to cure a Defect or obtain a consent to assignment for any Site referenced on Exhibit "B", where such consent is
                                      -----------
required to effectuate such conveyance, on or before the Closing Date, Purchaser may, notwithstanding any other provisions of this Agreement to the contrary, as its sole right and remedy therefor (i) terminate this Agreement as to the Site in question (but not as to any other Sites) by giving written notice thereof to Seller in which event, except as expressly provided herein to the contrary, this Agreement shall be of no further force or effect as to the Site in question (but not as to any other Sites) and Purchaser and Seller shall have no further rights, liabilities, duties or obligations hereunder, or (ii) waive such Defects as to the Site in question in which event such Defects shall be included in the "Permitted Exceptions" and the Site in question shall be conveyed by Seller to Purchaser "subject to" such Defects as otherwise provided herein, and the acceptance by Purchaser of such conveyance shall constitute full satisfaction of Seller's obligations to convey the Site to Purchaser.

     (c) As used herein "marketable title" shall mean marketable title to all fee and ground leasehold interests and all necessary guy and access easements, as defined by the law of the state in which the Sites or Assets in question are located, and any Defects may be cured by Seller in the manner set forth therein, or by Seller's obtaining the commitment of a title insurance company doing business in Atlanta, Georgia, to issue on Purchaser's behalf, an owner's title insurance policy without exception for any such Defect, at no cost to Purchaser in excess of the "Standard" premium normally charged by such title insurance company for coverage in the amount of the Exchange Consideration. Such title insurance policy may include (and not have deleted or excluded) any standard or pre-printed exceptions to title.

     (d)  Attached hereto as Exhibit "D", and by this reference incorporated
                             -----------
herein, is a list of specific disclosures by Seller as to certain aspects of or conditions which exist with respect to certain of the Sites and Assets, including existing leases to third-parties which maintain communications equipment on the Asset (which leases Seller will assign to Purchaser at Closing, without warranty or recourse). Purchaser acknowledges and agrees to the conditions as set forth on said Exhibit "D", and Purchaser shall have no claims
                                -----------
in connection therewith, and no rights to elect not to buy such Site under Paragraph 6 herein arising out of any such matters or conditions.

     (e) Certain of the Sites and Assets in the State of Georgia shall also be conveyed subject to that certain Indenture dated as of March 1, 1941, as amended and supplemented, executed by Grantor to The New York Trust Company, as Trustee (on September 8, 1959, The New York Trust Company merged into Chemical Corn Exchange Bank, the name of which became Chemical Bank New York Trust Company at the time of said merger, and said Chemical Bank New York Trust Company merged into Chemical Bank on February 17, 1969, and said Chemical Bank merged into The Chase Manhattan Bank on July 15, 1996) or of any substitute or replacement thereof, if any. Certain of the Sites and Assets in Alabama shall also be conveyed subject to that certain Indenture dated as of January 1, 1942, between Alabama Power Company and The Chase Manhattan Bank, as successor trustee, as supplemented by various supplemental indentures from time to time. Certain of the Sites and Assets in Florida shall also be conveyed subject to that certain Indenture dated as of September 1, 1941, between Gulf Power Company and The Chase Manhattan Bank, as successor trustee, as supplemented by various supplemental indentures from time to time. Certain of the Sites and Assets in Mississippi shall also be conveyed subject to that certain Indenture dated as of September 1, 1941, between Mississippi Power Company and Bankers Trust Company, as successor trustee, as supplemented by various supplemental indentures from time to time. All of the aforesaid instruments are herein sometimes collectively referred to as the "Indenture". As a condition to Purchaser's obligation to purchase any such Site for which fee title is being conveyed (but not as to any Site for which an assignment of lease is being conveyed), Purchaser must be provided a title insurance commitment without exception for such Indenture, or affirmative coverage over such Indenture. Seller agrees to have the Sites and Assets encumbered by the Indenture for which fee title is being conveyed released from the lien of the Indenture within one hundred eighty (180) days after the date of the Closing. If Purchaser incurs any loss, cost, or damages arising out of the existence of the Indenture or Seller's failure to cause the release of such Indenture within the time period set forth above, then Seller shall indemnify Purchaser and hold Purchaser harmless against any and all such loss, cost, damage or expense, including, but not limited to, court costs and attorneys fees, arising by virtue of the Indenture or otherwise out of such failure by Seller; provided, however, that Purchaser shall first notify Seller and provide Seller ten (10) days to attempt to cure such failure, before Purchaser incurs or suffers any costs for which indemnity would be sought, claimed or be available hereunder.

     (f)  The Sites as listed on Exhibit "J", by this reference incorporated
                                 -----------
herein (the "OPCO Sites") must be subdivided. Any such Site so created must contain at least 5,000 square feet, unless Seller, in its reasonable judgment, cannot provide that amount, in which event Seller shall provide as much real property as it reasonably is able. Seller and Purchaser shall use all reasonable efforts to meet on or before January 16, 1998, to determine an appropriate subdivision of such Sites, and each shall be reasonable in the creation of the Sites, as subdivided. Each of Seller and Purchaser shall also agree on such cross-easements for access as are appropriate or necessary for such Sites.

     5.  Inspection.  (a) Seller hereby grants Purchaser and its agents the
         ----------
right and privilege to enter upon and inspect the Assets and Sites for so long as this Agreement is in full force and effect, such right including, without limitation, the right to make soil tests, soil test borings, surveys and other examinations that Purchaser desires to make in planning for its ownership of the Assets and Sites, all at Purchaser's sole cost and expense; provided however, that Purchaser shall give Seller at least two (2) business days prior notice of Purchaser's desire to inspect an individual Site, and Seller may, at its option, accompany Purchaser on any such inspection. Access to certain Sites may be limited or impacted by Seller's or Seller's affiliates' adjacent property and improvements, which may include electrical sub-stations, transmission lines and the like, and Purchaser shall take such precautions as Seller advises in inspecting such Sites. All such work and tests performed by or at the request of Purchaser shall be non-destructive, with all efforts made by Purchaser not to disrupt or damage any improvements, and Purchaser shall, immediately upon any request of Seller, restore the Assets and Sites to the condition thereof existing immediately prior to any such work or tests.

     (b) Purchaser shall be completely responsible and liable for its own safety and the safety of its agents, and for all acts and omissions of itself and its agents in exercising such right and privilege of inspection granted in this Paragraph 5, and Purchaser hereby indemnifies Seller and holds Seller free and harmless from and against any and all losses, costs, damages and expenses (including, without limitation, attorney's fees, costs of litigation and the cost of re moving or bonding any liens affecting the Assets and Sites) ever suffered or incurred by Seller by reason of or in connection with the exercise of the rights and privileges granted to Purchaser in this Paragraph 5 or the breach of Purchaser's covenant to restore contained herein. The indemnity contained in the immediately preceding sentence shall expressly survive the Closing or any termination of this Agreement.

     (c) The right of inspection granted by Seller to Purchaser in this Paragraph 5 is solely an accommodation by Seller to enable Purchaser to plan for its ownership of the Assets and Sites, and the terms and provisions of this Paragraph 5 shall not, under any circumstances, be construed or interpreted to mean that Purchaser has any right to approve the condition of the Assets and Sites or to terminate this Agreement if Purchaser is not satisfied with the condition of the Assets and Sites or any other matter related to the Assets and Sites, except as expressly set forth in Paragraph 4(a) or 6 herein. Purchaser shall keep all information it obtains in connection with or as a part of such Site inspections in the strictest confidence, and Purchaser shall not disclose the results of any such inspections to third-parties, other than its lenders and investors and Purchaser's and their respective advisors, provided that Purchaser shall be liable for any disclosure by such persons. Purchaser shall not be liable for the disclosure of information that (i) is otherwise available to the general public, or (ii) is required to be disclosed by law. Such inspections shall also be subject to and governed by the confidentiality agreement contemplated under Paragraph 13 herein.

     (d) Purchaser has fully examined and inspected or will have been given, prior to the Closing, the opportunity to fully examine and inspect the Assets and Sites, as provided in Paragraphs 5 and 13 herein. Purchaser is willing to and shall purchase the Assets and Sites "as is, where is" on the Closing Date, and, except for the limited warranties of title to be contained in the deed, Seller has not and shall not make any representations or warranties regarding the Assets and Sites whatsoever, expressly including, by way of illustration but not limitation, any representations or warranties as to environmental conditions or status on or about the Sites, the zoning status or classification of the Sites, the status or validity of any permitting or other entitlements related to the Sites, access to the Sites, or, as to the Assets, any implied warranties of habitability or fitness thereof or the soundness or condition of the structure. Purchaser is relying solely and exclusively upon Seller's agreements herein and Purchaser's aforesaid inspection of the Assets and Sites and the files described in Paragraph 13 herein, in its purchase of the Assets and Sites.

     6.   Protest as to or Election not to Purchase or Sell Sites.  Purchaser or
          -------------------------------------------------------
Seller shall have the right, as to any individual Site, not to purchase or convey such Site as a part of this Agreement, by notice given to the other of the specific Site or Sites not to be purchased or conveyed hereunder, subject to and conditioned upon the following terms and conditions:

          (a) If there is a casualty to the physical improvements on such Site, as described in Paragraph 11 herein, and Purchaser elects not to purchase such Site;

          (b) If there is a Defect in the title to such Site, as described in Paragraph 4 herein, and Purchaser elects not to purchase such Site;

          (c) If a Site owned by an OPCO for which an assignment of lease is being provided is not on the form of lease attached as Exhibit "I";
                                                       -----------

          (d) If Seller, in its sole reasonable discretion, elects not to convey a Site to Purchaser (but Seller may not designate such a Site after Purchaser has given the notice for Closing as contemplated in Paragraph 9 herein) and Seller may not designate more than fifteen (15) such Sites. Seller shall, if Seller does so elect not to convey a Site, pay Purchaser all of Purchaser's out-of-pocket costs which are actually incurred and which are directly attributable to any such Site.

     The Exchange Consideration set forth in Paragraph 3 herein shall be adjusted to reflect the number of Sites which Purchaser intended to purchase, but which, in accordance with this Paragraph 6, are not conveyed by Seller.
Such Exchange Consideration shall be reduced by multiplying such number of Sites not conveyed by the value attributed to such Site, as such value is set forth on Exhibit "E", attached hereto and by this reference incorporated herein.
-----------

     7.   Covenants of Seller.  (a) Neither Seller nor an affiliate of Seller
          -------------------
shall, until the termination of this Agreement, or the Closing, sell any Sites or Assets to any third party without the consent of Purchaser, which consent may be withheld for any reason by Purchaser. Notwithstanding the above, Seller shall be entitled to enter into a lease with a third-party for space on the tower on any particular Site, so long as the rent thereon is not materially less than the amounts Seller is receiving as rent on the Asset in question for facilities of a similar nature as the one which is the subject of the lease in question.

          (b) Neither Seller nor an affiliate of Seller shall negotiate with any party other than Purchaser for the sale of any of the Assets or Sites as long as this Agreement is in force and effect.

     8.   Leases on Sites.  In connection with and as a part of the Closing,
          ---------------
Seller shall lease from Purchaser, and Purchaser shall lease to Seller, as to each Site, certain rights to keep, use, repair, maintain and enhance certain existing communications equipment and related facilities and structures on the Sites and other related facilities, either for Seller's own benefit or for the benefit of any affiliate or subsidiary of Seller, as Seller may designate prior to Closing. The form of lease for such Sites shall be as set forth in Exhibit
                                                                       -------
"F-1", as to leases in which Seller is the tenant thereunder, and Exhibit "F-2",
-----                                                             -------------
as to leases in which an OPCO is the tenant thereunder, each of which is attached hereto and by this reference incorporated herein (the "Lease", or collectively the "Leases"). The Leases shall be on the terms and conditions as set forth in the forms on Exhibits "F-1" and "F-2", respectively.
                          --------------     -----

     9.   Closing; Closing Date; Documents.  (a) The consummation of the
          --------------------------------
purchase and sale of the Assets and Sites (the "Closing") shall occur at the offices of Troutman, Sanders, LLP, at a specific time and date (the "Closing Date") designated by Purchaser by written notice thereof to Seller at least ten
(10) days prior to the Closing Date specified in such notice; provided, however,
                                                              --------  -------
in no event whatsoever shall the Closing Date be any time and date later than 10:00
a.m. on March 9, 1998. However, if, as to any of the Open Legal Sites, either the time period for Seller to examine title to such Open Legal Sites or the time period for Purchaser to attempt to correct Defects thereto has not expired by March 9, 1998, then the Closing Date as to such Open Legal Sites only (and not as to any other Sites being conveyed hereunder) shall be extended to a date which is ten (10) days after the last date Seller has to attempt to correct the Defects thereon, as identified by Purchaser in accordance with Paragraph 4(a) herein. If Seller does not cure the Defects, then Purchaser shall have the rights as to such Sites and Assets as set forth in Paragraph 4(b) hereof.

          (b) At the Closing, Purchaser shall pay the Exchange Consideration, or convey to Seller the Exchange Property, or Seller's designee, as such Exchange Consideration, or conveyance to Seller of the Exchange Property, is set forth in Paragraph 3 hereof, and Seller shall execute and deliver to Purchaser a deed with only a limited warranty of title (or its local equivalent), conveying Seller's right, title and interest in and to the Assets and Sites described on Exhibit "A" to Purchaser, and by a limited assignment of lease (limited only to
-----------
claims arising by or through Seller, but not otherwise) as to the Sites described on Exhibit "B", all "as is, where is," with no representations or
             -----------
warranties whatsoever except for a limited warranty of title. Seller shall also at Closing assign to Purchaser, without warranty or recourse, any and all licenses or other such entitlements obtained or issued with respect to such Sites and Assets, and any and all warranties related to the Assets (collectively the "Permits"). Seller shall also provide to Purchaser with and duly execute and deliver a limited warranty bill of sale as to any non-real estate Assets to be conveyed at Closing. Seller shall also execute and deliver an owners affidavit with respect to Sites, on the title company's standard form of affidavit. Seller and Purchaser shall also execute and deliver such other documents at Closing as are required or contemplated herein.

          (c) Seller will cooperate reasonably, at no out-of-pocket cost to Seller, with Purchaser and will make accessible to Purchaser and Purchaser's accountants, on a reasonable basis, Sellers' financial books and records regarding the Assets, related to payments made by third-party lessees which occupy space on the Sites or Assets, in connection with any audits of Purchaser or its business pertaining to financing done by Purchaser after the Closing. This right, however, shall be subject to such customary confidentiality agreements or arrangements as Seller would normally require in such event.

     10.  Closing Expenses; Prorations.  At the Closing, the 1998 ad valorem
          ----------------------------
taxes affecting the Sites and personal property tax affecting the non-real-estate Assets, shall be prorated on a daily basis, which proration shall be based upon the most recent available tax bill for the Sites as of the Closing Date and shall be conclusive between Seller and Purchaser for all purposes. All other items of income and expense affecting the Sites and the Assets shall be prorated as of the Closing Date on a daily basis between Seller and Purchaser at the Closing. Seller shall pay the transfer tax, if any, due with respect to the particular state in which the Site is located, payable in connection with the conveyance of the Sites from Seller to Purchaser. Purchaser shall be responsible for other taxes arising in connection with the sale of the Assets, excluding taxes on Seller's income. Purchaser shall pay the costs and expenses connected with recording costs, any surveys, audits ordered or requested by Purchaser, engineering studies ordered or requested by Purchaser, Purchaser's attorneys' fees and the title search costs and title insurance premiums for all title insurance policies obtained by Purchaser. Purchaser and Seller shall allocate between them any costs of Closing not specified above on the basis of how custom and practice in the State in which such cost is incurred would normally allocate such costs, but in no event shall one party hereto be required to pay the other party hereto's legal fees.

     11.  Destruction.  If any substantial portion of any Asset is damaged or
          -----------
destroyed by fire or any other casualty prior to the Closing Date such that the Asset in question at a particular Site cannot be used in any manner for the purposes intended, Seller shall notify Purchaser thereof and Seller shall have the right, but not the obligation, to undertake the repair or restoration of the Asset so damaged or destroyed. If Seller gives Purchaser notice of such undertaking, such undertaking shall be an obligation of Seller hereunder, and the purchase and sale of the Asset in question shall be consummated in accordance with the terms and provisions of this Agreement with no adjustment in the Exchange Consideration and Seller shall receive any insurance proceeds payable by reason of such damage or destruction. If the repair or restoration is not completed by the scheduled Closing Date, then the Closing Date as to such Asset and Site (but not as to any other Sites or Assets) shall occur ten (10) days after Seller has completed such repairs and has provided notice Purchaser of such completion. If Seller notifies Purchaser that it does not elect to undertake such repair or restoration, Purchaser may, at its election either (a) terminate this Agreement as to the Site on which the Asset in question is located (but not as to any other Sites or Assets) by giving written notice thereof to Seller, in which event, except as expressly provided herein to the contrary, this Agreement shall be of no further force or effect as to the Site on which the Asset in question is located (but not as to any other Sites or Assets) and Purchaser and Seller shall have no further rights, liabilities, duties or obligations hereunder as to the Asset in question (but not as to any other Sites or Assets), or (b) Purchaser may require Seller to (i) convey the Asset and Site in question or the remaining portion thereof as provided herein for the Exchange Consideration set forth in Paragraph 3 hereof, and (ii) transfer and assign all of Seller's right, title and interest in and to any and all insurance proceeds paid (but not yet expended), payable or to be paid in connection with such damage or destruction, and the transaction contemplated herein shall otherwise be consummated as provided in this Agreement. If Seller so notifies Purchaser that it does not undertake to so repair or restore the Asset and Site in question, Purchaser shall notify Seller in writing of its election pursuant to the immediate preceding sentence within five (5) days after such notice from Seller, and if Purchaser fails to so notify Seller within said five (5) day period, Purchaser shall be deemed to have elected to purchase the Asset and Site in question pursuant to (b) immediately above.

     12.  Defaults.  If before Closing Seller breaches or fails to perform or
          --------
comply with any of its covenants, duties, agreements, or obligations as set forth in this Agreement, Purchaser shall elect as its sole rights and remedies therefore, pursue any one or more of the following remedies (a) terminate this Agreement by giving written notice thereof to Seller, in which event Seller shall deliver the Earnest Money to Purchaser and, except as expressly set forth herein to the contrary, this Agreement shall be of no further force or effect, and Seller and Purchaser shall not have any further rights, liabilities, duties or obligations hereunder, (b) seek and obtain specific performance by Seller of its covenants, agreements and obligations to sell the Sites and Assets to Purchaser as expressly set forth in this Agreement, or (c) sue Seller for Purchaser's actual damages arising out of such failure of Seller up to, but not in excess of, One Million and No/100 Dollars ($1,000,000.00). If before Closing Purchaser breaches or fails to perform or comply with any of its covenants, duties, agreements, or obligations as set forth in this Agreement, Seller's obligation to sell the Sites and Assets hereunder and Purchaser's right to purchase the Property hereunder shall, at the option of Seller and upon notice thereof to Purchaser, immediately terminate, and Seller shall be entitled to (i) retain the Earnest Money as liquidated damages therefor whereupon, except as expressly provided to the contrary herein, this Agreement shall be of no further force or effect, and Seller and Purchaser shall not have any further rights, liabilities, duties or obligations hereunder, or (ii) pursue any and all rights and remedies therefor to which Seller may be entitled in equity, including, without limitation, specific performance of the covenants and agreements of Purchaser contained herein. Seller and Purchaser expressly agree that the actual damages for any such breach or default by Purchaser are now and probably in the future will be impossible to ascertain with certainty, and the foregoing liquidated damages provision represents a reasonable estimate of the probable extent of such damages and is not intended as a penalty. Notwithstanding any of the foregoing provisions of this Paragraph 12 to the contrary, nothing contained in this Agreement shall in any manner limit the liability of an indemnifying party or any of an indemnified party's rights and remedies at law or in equity against an indemnifying party arising by reason of any express indemnification provided herein.

          13.  Files and Records.  (a) Seller has made and will continue to make
               -----------------
available to Purchaser, and Purchaser shall to Purchaser's satisfaction, review, at the offices of Troutman Sanders LLP, 600 Peachtree Street, NE, Suite 5200, Atlanta, Georgia 30308-2216, with respect to the Sites and Assets certain material, including the following:

               (i)    Files as to Seller's title to or interest in the Sites;
               (ii) Files as to any warranties which exist as to the Assets on or a part of the Sites;
               (iii) Files as to any Permits issued with respect to or in connection with the Sites;
               (iv) Files as to the engineering data, drawings and specifications with respect to the Assets on the Sites; and
               (v) Files as to the environmental conditions on or related to the Sites.

          (b) These files are being made available in connection with Purchaser's inspection rights under Paragraph 5 herein. Purchaser shall keep all information obtained in connection with or as a part of such review of files in strict confidence until the Closing, as set forth in Paragraph 5(c). Purchaser shall, at Seller's option, execute and cause any agents acting on behalf of Purchaser to execute a confidentiality agreement with respect to such files. Purchaser shall have the right to make copies of any such files, at Purchaser's cost and expense, subject to Seller's right to prohibit such copying for any matters or items which Seller believes, in its reasonable judgment, to be confidential, proprietary or not appropriate for public dissemination. After the Closing, Purchaser shall no longer be obligated to keep such material confidential, except for those items which Seller in good faith has marked as "confidential" (or the equivalent).

          (c) Seller makes no representations or warranties as to the completeness of such files. Seller shall, to the extent reasonable, assist Purchaser in Purchaser's due diligence efforts and in acquiring additional information on Sites, on the basis of such written requests as Purchaser shall from time to time deliver to Seller.

     14.  Option to Construct Additional Towers.  Seller and Purchaser shall,
          -------------------------------------
with the consummation of the Closing, duly enter into and deliver an agreement in the form as set forth on Exhibit "G", by this reference incorporated herein
                            -----------
(the "Option Agreement"), related to Seller's option to cause Purchaser to construct certain additional towers on certain sites determined and selected, or to be determined and selected, by Seller, in Seller's sole discretion, all as further described in and subject to the Option Agreement.

     15.  Publicity.  The parties acknowledge that neither Seller nor Purchaser
          ---------
desires to publicize or advertise this transaction. Neither party shall have the right to publicize or otherwise make public statements or press releases concerning this transaction or the Closing, or advertise the consummation of this transaction or the Closing, without the express prior, written consent of the other, which consent may be withheld for any or no reason.

     16.  Brokers and Agents; Indemnity.  Seller represents and warrants that
          -----------------------------
Seller has not employed or engaged any real estate brokers or agents in connection with this Agreement or the purchase and sale of the Assets and Sites contemplated herein. Purchaser represents and warrants to Seller that Purchaser has not employed or engaged any real estate brokers or agents in connection with this Agreement or the purchase and sale of the Assets and Sites contemplated herein. Purchaser hereby indemnifies Seller and agrees to hold Seller free and harmless from and against any and all loss, cost, damages and expenses (including, without limitation, attorneys' fees and costs of litigation) ever suffered or incurred by Seller by reason of any claim or demand by any broker or agent for any commissions, fees or other compensation in connection with this Agreement or the purchase and sale of the Assets and Sites. Seller hereby indemnifies Purchaser and agrees to hold Purchaser free and harmless from and against any and all losses, costs, damages and expenses (including, without limitation, attorneys' fees and costs of litigation) ever suffered or incurred by Purchaser by reason of any claim or demand by any broker or agent for any commissions, fees or other compensation in connection with this Agreement or the purchase and sale of the Assets and Sites. The express indemnities contained in this Paragraph 16 shall expressly survive the Closing or any termination of this Agreement.

     17.  Notice.  All notices and other communications permitted or required
          ------
hereunder shall be in writing and shall be personally delivered by a recognized overnight delivery service (such as, by way of illustration but not limitation, United Parcel Service), to Seller at the following address:

               Mr. Robert Dawson
               Southern Communications Services, Inc.
               64 Perimeter Center East
               1st Floor - Bin #049A
               Atlanta, GA  30346
     with a copy to:

               Southern Company Services, Inc.
               270 Peachtree Street, N.W.
               Suite 1900
               Atlanta, GA  30303
               Attention:  Mr. Jeffrey Altman

     and a copy to:

               Robert Williams, Esq.
               Troutman Sanders, LLP
               600 Peachtree Street, N.E.
               Suite 5200
               Atlanta, GA  30308-2206

     and to Purchaser at:

               Pinnacle Towers Inc.
               1549 Ringling Boulevard-Third Floor
               Sarasota, Florida 34236
               Attention:  Mr. Robert J. Wolsey

     with a copy to:

               Trey Baldy, Esq.
               Holland & Knight, LLP
               400 North Ashley Drive, Suite 2300
               Tampa, Florida 33602-4300

or to such other addresses as the parties hereto may designate to the others by notice as set forth herein. All such notices and other communications shall be deemed received and effective on the first (1st) business day after the sending thereof.

     18.  Assignment.  (a)  Purchaser shall not transfer, assign or delegate any
          ----------
of its rights, duties, obligations, covenants, or agreements hereunder, except as contemplated in Paragraph 18(b) below. Any such transfer, assignment or delegation by Purchaser shall, at the option of Seller, be null and void ab
                                                                         --
initio and no such transfer, assignment or delegation shall relieve or discharge
------
Purchaser from any of its covenants, agreements, duties, obligations or liabilities hereunder.

          (b) Purchaser has collaterally assigned its interest under this Agreement to NationsBank, in connection with Purchaser's general credit facility. If for any reason Purchaser defaults under any general credit facility of Purchaser, such that NationsBank (or any successor or replacement creditor) is the "Purchaser" hereunder, then Seller shall have no obligation to convey the Assets or Sites to such party, and Seller may, without penalty or premium, elect, in

Seller's sole discretion, by a notice to such party, elect not to consummate the Closing, in which event Seller shall retain the Earnest Money as Seller's sole remedy.

     19.  Time of Essence.  Time is of the essence in this Agreement, and
          ---------------
whenever a date or time is set forth in this Agreement, the same has entered into and formed a part of the consideration for this Agreement.

     20.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of Seller and Purchaser and their respective heirs, legal representatives, successors and permitted assigns.

     21.  Multiple Counterparts.  This Agreement may be executed in multiple
          ---------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute the same agreement; the signature of any party to any counterpart shall be deemed to be a signature of, and may be appended to, any other counterpart hereof.

     22.  Governing Law.  This Agreement shall be governed by, construed under
          -------------
and interpreted and enforced in accordance with the laws of the State of Georgia, and whose laws shall prevail in the event of any conflict of laws.

     23.  Survival.  The express indemnities contained in this Agreement shall
          --------
survive the consummation of the subject transaction and any termination of this Agreement. All other provisions of this Agreement shall not survive the Closing and shall merge into the conveyances of the Assets and Sites from Seller to Purchaser. Seller and Purchaser agree to ratify and affirm the survival of such indemnities in writing at the Closing.

     24.  Sole and Entire Agreement.  This Agreement (including the exhibits
          -------------------------
hereto), and the "Other Agreement" (as that term is herein defined) constitutes the sole and entire agreement of Seller and Purchaser regarding the purchase and sale of the Assets and Sites. This Agreement supersedes all prior discussions, negotiations, representations and agreements between Purchaser and Seller with respect to the purchase and sale of the Assets and Sites and all other matters related thereto, including, without limitation, the letter of intent between Seller and Purchaser dated December 23, 1997 (the "LOI"). This Agreement may not be modified or amended unless such modification or amendment is set forth in writing and properly signed by Seller and Purchaser.

     25.  Prohibition Against Recording.  Purchaser shall not record this
          -----------------------------
Agreement or any version, summary or memorandum hereof in any real estate public records.

     26.  Board Approval by Seller.  Seller's obligations under this Agreement
          ------------------------
shall in all events and under all circumstances be subject to approval by the Board of Directors of Seller (the "Board"), at a 1998 meeting of the Board, to be held on or before February 4, 1998. If the Board does not approve such sale, then, and only then (except for a default by Seller under Paragraph 12 hereunder), Seller shall refund to Purchaser the Earnest Money set forth in Paragraph 2 herein, and the parties hereto shall have no further rights hereunder, except for those rights which expressly survive termination.

     27.  Authority of Parties.
          --------------------

          (a) Purchaser represents and warrants to Seller that Purchaser has the full power and authority to execute, deliver and perform the terms and conditions of this Agreement and has taken all necessary action to do so. This Agreement and all documents to be executed by Purchaser hereto constitute the legal, valid and binding obligations of Purchaser, enforceable in accordance with their respective terms.

          (b) Seller represents and warrants to Purchaser that upon the approval of the Board as contemplated above, Seller has the full power and authority to execute, deliver and perform the terms and conditions of this Agreement and has taken all necessary action to do so. This Agreement and all documents to be executed by Seller hereto constitute the legal, valid and binding obligations of Seller, enforceable in accordance with their respective terms.

     28.  Cross-Default.  Seller and Purchaser are, as of the date hereof,
          -------------
entering into a Purchase and Sale Agreement (the "Other Agreement"), related to certain other agreements involving Assets and Sites. Any default by either party under the Other Agreement shall be a default hereunder, which shall permit the non-defaulting party to, at its sole option, exercise all rights under Paragraph 12 hereunder as if a default had occurred hereunder.

     29.  Offer to Seller.  This Agreement has been executed first by Purchaser
          ---------------
in four (4) counterparts, as an offer to Seller, which offer shall remain open for acceptance by Seller until 5:00 P.M. on January 9, 1998, and if such offer is not accepted by Seller (as evidenced by the delivery of two (2) fully and properly executed and dated counterparts of this Agreement by Seller, before 5:00 P.M. on January 9, 1998), this offer shall automatically terminate without any notice whatsoever being required from Purchaser and this Agreement shall be of no force or effect whatsoever and Seller and Purchaser shall have no rights, liabilities, duties or obligations hereunder. The date of this Agreement shall, for all purposes, be the date Seller executes this Agreement, which date shall be inserted in the caption hereof at the time of such execution.

     IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be properly executed by duly authorized representatives, under seal, as of the day and year first above written.

                                        "SELLER"

                                        Southern Communications Services, Inc.

                                        By: ____________________________________

                                            Its: _______________________________

                                        Attest: ________________________________

                                            Its: _______________________________

                                                  (CORPORATE SEAL)

                                        "PURCHASER"

                                        Pinnacle Towers Inc., a Delaware
                                        corporation

                                        By: ____________________________________

                                            Its: _______________________________

                                        Attest: ________________________________

                                            Its: _______________________________

                                                  (CORPORATE SEAL)

                                  EXHIBIT "A"
                                  -----------

                                  OWNED SITES
                                  -----------

                                     NONE

                                  EXHIBIT "B"
                                  -----------

                                LEASEHOLD SITES
                                ---------------

                          [TO BE SUPPLIED BY SELLER]

                                  EXHIBIT "C"
                                  -----------

                             PERMITTED EXCEPTIONS
                             --------------------


     1.   Real estate ad valorem taxes for 1998 and subsequent years.

     2. General utility, roadway and other such easements serving the Sites and Assets.

     3.   Riparian rights of owners adjoining the Sites and Assets.

     4.   Rights of Tower tenants under written leases.

     5. Agricultural leases terminable on not less than sixty (60) days notice.

     6. Rights of OPCO's to attached facilities to the Assets under written agreements.

     7. Subject to the rights of Purchaser under Paragraph 4 of the Agreement, as to Sites where an interest in a ground lease is being assigned to Purchaser, the terms of the relevant ground lease.

                                  EXHIBIT "D"
                                  -----------

                       SPECIFIC DISCLOSURES AS TO SITES
                       --------------------------------

                                     NONE

                                  EXHIBIT "E"
                                  -----------

                                  SITE VALUES
                                  -----------



OWNED SITES                                  $436,802 per Site

LEASEHOLD SITES                              $397,736 per Site

                                  EXHIBIT "F"
                                  -----------

                                 FORM OF LEASE
                                 -------------

                          [TO BE SUPPLIED BY SELLER]

                                  EXHIBIT "G"
                                  -----------

                             OPTION AGREEMENT FORM
                             ---------------------

                          [TO BE SUPPLIED BY SELLER]